SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                            (Amendment No.          )

       Filed  by  Registrant  [x]

       Filed  by  a  Party  other  than  the  Registrant  [  ]

       Check  the  appropriate  box:

       [ ]    Preliminary  Proxy  Statement


       [X]    Definitive  Proxy  Statement


                                WORLDWATER CORP.
-------------------------------------------------------------------------------
                                       --
                (Name of Registrant as Specified In Its Charter)

                     BOARD OF DIRECTORS OF WORLDWATER CORP.
-------------------------------------------------------------------------------
                                       --
                   (Name of Person(s) Filing Proxy Statement)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

       [x]    No  fee  required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title  of  each  class  of  securities  to  which  transaction  applies:

-
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(2)     Aggregate  number  of  securities  to  which  transaction  applies:

-
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(3)     Per  unit  price  or  other  underlying  value  of  transaction computed pursuant  to  Exchange  Act  Rule  0-11:(1)

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(4)     Proposed  maximum  aggregate  value  of  transaction:

-
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(5)     Total  Fee  Paid:

-
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[  ]     Fee  paid  previously  with  preliminary  materials:

-
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[  ]     Check  box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount  Previously  Paid:

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(2)     Form,  Schedule  or  Registration  Statement  No:

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(3)     Filing  Party:

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(4)     Date  Filed:
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(5)     Set forth the amount on which the filing fee is calculated and state how it  was  determined.

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
                                WORLDWATER CORP.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD WEDNESDAY, JUNE 18, 2003


     As a stockholder of WorldWater Corp. (the "COMPANY"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Stockholders of the Company (the "ANNUAL MEETING") to be held at the Hopewell Valley Golf Club, Hopewell, New Jersey, on June 18, 2003, at 2:30 p.m., local time, for the following purposes:

1. To elect two (2) Class 3 directors to serve until the 2006 annual meeting and until their successors are elected;

2. To amend the Amended 1999 WorldWater Corp. Incentive Stock Option Plan to increase the amount of shares of Common Stock available under the Stock Option Plan from a maximum of 7,000,000 shares to a maximum of 10,000,000 shares;

3. To approve the selection of Amper, Politziner & Mattia as the Company's independent public accountants for the year 2003; and

4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on May 1, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.


       YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, MANAGEMENT DESIRES TO HAVE THE MAXIMUM REPRESENTATION AT THE ANNUAL MEETING AND RESPECTFULLY REQUESTS THAT YOU DATE, EXECUTE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

A proxy may be revoked by a stockholder any time prior to its use as specified in the enclosed proxy statement.

By  Order  of  the  Board  of  Directors



                                        /s/  Quentin  T.  Kelly
                                        --------------------------
                                        QUENTIN  T.  KELLY,
                                        Chairman  and  Chief Executive Officer


Pennington,  New  Jersey
April  28,  2003



                             YOUR VOTE IS IMPORTANT.
                     PLEASE EXECUTE AND RETURN PROMPTLY THE
              ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.

                                WORLDWATER CORP.
                            PENNINGTON BUSINESS PARK
                                55 ROUTE 31 SOUTH
                          PENNINGTON, NEW JERSEY 08534

                                  _____________

                                 PROXY STATEMENT
                                  _____________


FOR  THE  ANNUAL  MEETING  OF  STOCKHOLDERS
TO  BE  HELD  JUNE  18,  2003

_____________

TO  OUR  STOCKHOLDERS:

       This Proxy Statement is furnished to stockholders of WorldWater Corp. (the "COMPANY") for use at the Annual Meeting of Stockholders to be held at the Hopewell Valley Golf Club, Hopewell, New Jersey, on Wednesday, June 18, 2003, at 2:30 p.m., local time, or at any adjournment or adjournments thereof (the "ANNUAL MEETING"). The enclosed proxy is being solicited by the Board of Directors of the Company (the "BOARD") and is subject to revocation at any time prior to the voting of the proxy. Unless a different choice is indicated, all duly executed proxies received by the Company will be voted in accordance with the instructions set forth on the back side of the proxy card. The record of stockholders entitled to vote at the Annual Meeting was taken at the close of business on May 1, 2003 (the "RECORD DATE"). This Proxy Statement and the enclosed proxy card are being sent or given to stockholders on or about April 29, 2003.


VOTING  PROCEDURES  AND  REVOCABILITY  OF  PROXIES

     The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote with respect to the election of two (2) Class 3 directors; the amendment of the Amended 1999 WorldWater Corp. Incentive Stock Option Plan; the selection of Amper, Politziner & Mattia as the Company's independent public accountants for the year 2003; and on any other proposal properly brought before the Annual Meeting. The proxy card provides space for a stockholder to (a) vote for or against the nominees for Class 3 directors, (b) vote for or against the amendment of the Amended 1999 WorldWater Corp. Incentive Stock Option Plan, (c) vote for or against the selection of Amper, Politziner & Mattia, (d) vote for or against each proposal to be considered at the Annual Meeting, or (e) abstain from voting on any proposal other than the election of directors. The election of the directors will be decided by a plurality of the votes cast at the Annual Meeting by the holders of the Common Stock. For all matters, the affirmative vote of a majority of the votes present or represented by proxy and entitled to be cast at the Annual Meeting by holders of the Common Stock is required to take stockholder action.

     The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast by all holders of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned from time to time until a quorum is obtained. In the case of any meeting called for the election of directors, those who attend the second such adjourned meetings, although less than a majority, shall constitute a quorum for the purpose of electing directors. Shares as to which authority to vote has been withheld with respect to any matter brought to a vote before the stockholders will not be counted as a vote in favor of such matter.

     Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. With respect to all matters other than the election of directors, an abstention will have the same affect as a vote against any specified proposal. Stockholders are urged to sign the accompanying proxy card and return it promptly.

     When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the proxies designated on the proxy card in accordance with the stockholder's instructions. The proxies for the stockholders are Quentin T. Kelly and Terri Lyn Harris. A stockholder wishing to name another person as his or her proxy may do so by crossing out the names of the designated proxies and inserting the name of such other person to act as his or her proxy. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed to the Company.

     If a signed proxy card is returned and the stockholder has made no specifications with respect to voting matters, the shares will be voted (a) for the election of the nominees for Class 3 directors, (b) for the amendment of the Amended 1999 WorldWater Corp. Incentive Stock Option Plan, (c) for the selection of Amper, Politziner & Mattia and (d) at the discretion of the proxies, on any other matter that may properly come before the Annual Meeting or any adjournment of the Annual Meeting. Valid proxies will be voted at the Annual Meeting and at any adjournment of the Annual Meeting in the manner specified.

     Any stockholder giving a proxy has the unconditional right to revoke it at any time before it is voted by any act inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy or personally appearing at the Annual Meeting and casting a contrary vote. However, no revocation will be effective unless notice of such revocation has been received by the Company at or prior to the Annual Meeting.

     The total issued and outstanding shares of common stock, $.001 par value per share (the "COMMON STOCK"), as of April 1, 2003 consisted of 49,365,052 shares.

MATTERS  TO  BE  BROUGHT  BEFORE  THE  MEETING

                                  PROPOSAL ONE
                          ELECTION OF CLASS 3 DIRECTORS

          Two (2) directors, Quentin T. Kelly and Joseph Cygler, are nominated to be re-elected as Class 3 directors at the Annual Meeting. If re-elected, the Class 3 directors will hold office until the 2006 annual meeting of the stockholders or until their successors are duly elected and qualified. The election of the directors will be decided by a plurality of the votes entitled to be cast at the meeting by holders of Common Stock. The nominees have consented to serve if elected, but, if either nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Management has no reason to believe that the nominees will be unable to serve.


     Quentin T. Kelly founded WorldWater, Inc. in 1984 as a consulting and R&D company and has been Chairman and CEO since then. Mr. Kelly was previously Director of Information Services and Assistant to the President of Westinghouse Electric Corporation from 1965 to 1971 and subsequently became President of Kelly-Jordan Enterprises, Inc., a leisure products company from 1971 to 1975, and then President of Pressurized Products, Inc., manufacturers and international marketers of specialized water systems and products, from 1976 to 1984. Mr. Kelly is an alumnus of Kenyon College and holds three U.S. patents relating to water systems. He has many years' experience in international business relating to water and power needs in the developing world. He has worked on water supply and solar power projects with governments and several of the international assistance agencies (USAID, UNDP and UNICEF) and more than a dozen governments and private contractors throughout the world.

     Joseph Cygler has served as a Director since 1997 and is a former Vice President of Marketing and Executive Vice-President. He has been Chief Executive Officer of the CE&O Group, an organization assisting companies in operations management, since 1986. Previously he was an executive at Kepner-Tregoe, Inc., an international business consulting firm, from 1976 to 1986, an executive with Honeywell Information Systems from 1964 to 1976, and a marketing representative with International Business Machines from 1961 to 1964. Mr. Cygler has a BS in Engineering from the U.S. Military Academy at West Point.


             THE  BOARD  URGES  STOCKHOLDERS  TO  VOTE  "FOR"
        THE  NOMINEES  FOR  CLASS  3  DIRECTORS  SET  FORTH  ABOVE
  Unless  Marked  to  the  Contrary,  Proxies  Will  be  Voted  For  Approval


                                  PROPOSAL  TWO
  AMENDMENT  OF  AMENDED  1999  WORLDWATER  CORP. INCENTIVE STOCK OPTION PLAN

     The Company's success is largely dependent upon the efforts of its key employees as well as its directors and consultants. In order to continue to attract, motivate and retain outstanding key employees, the Board of Directors believes it is essential to provide compensation incentives that are competitive with those provided by other companies. In addition, the Board of Directors believes it is important to further the identity of interests of key employees with those of the stockholders by encouraging ownership of the Company's Common Stock. Accordingly, the Board of Directors of the Company has adopted a resolution proposing an amendment to the Amended 1999 WorldWater Corp. Incentive Stock Option Plan (the "OPTION PLAN") that would increase the amount of shares of Common Stock available to be issued under the plan from a maximum of 7,000,000 shares to a maximum of 10,000,000 shares. The Option Plan, as amended, is attached hereto as Exhibit "A."

     The following is a summary of certain major provisions of the existing Option Plan:

General

     Under the Option Plan, options covering shares of Common Stock are granted to key employees and directors of, and consultants to, the Company. The options are intended to qualify either as incentive stock options ("ISOS") pursuant to
Section 422 of the Code, or will constitute nonqualified stock options ("NQSOS"). Options may be granted at any time prior to April 30, 2009. Provided the stockholders approve the amendment to the Option Plan, a maximum of 10,000,000 shares of Common Stock (subject to adjustment to prevent dilution) would be available for issuance under the Option Plan. As of April 1, 2003, 5,892,420 options have been issued under the Option Plan to eligible recipients.

Administration

     The Option Plan will continue to be administered by the Compensation Committee, comprised of no less than two nor more than five non-employee directors (the "COMPENSATION COMMITTEE"). The Option Plan provides that the Compensation Committee has full and final authority to select the key employees, directors and consultants to whom awards are granted, the number of shares of Common Stock with respect to each option awarded, the exercise price or prices of each option, the vesting and exercise periods of each option, whether an option may be exercised as to less than all of the Common Stock subject to the option, and such other terms and conditions of each option, if any, that are not inconsistent with the provisions of the Option Plan. In addition, subject to certain conditions, the Compensation Committee is authorized to modify, extend or renew outstanding options. In general, the Compensation Committee is authorized to construe, interpret and administer the Option Plan and the provisions of the options granted thereunder, prescribe and amend rules for the operation of the Option Plan and make all other determinations necessary or advisable for its implementation and administration.

Eligibility

     Eligibility to participate in the Option Plan will continue to be limited to key employees and directors of, and consultants to, the Company and its subsidiaries as determined by the Compensation Committee.

Terms  of  Options  and  Limitations  on  Right  to  Exercise

     Under the Option Plan, the exercise price of options will not be less than the fair market value of the Common Stock on the date of grant (and not less than 110% of the fair market value in the case of an incentive stock option granted to an optionee owning 10% or more of the Common Stock of the Company). Options granted to employees, directors or consultants shall not be exercisable after the expiration of ten years from the date of grant (or five years in the case of incentive stock options granted to an optionee owning 10% or more of the Common Stock of the Company) or such earlier date determined by the Board of Directors or the Compensation Committee.

     The Option Plan permits the exercise of options by payment of the exercise price in cash or by an exchange of shares of Common Stock of the Company previously owned by the optionee, or a combination of both, in an amount equal to the aggregate exercise price for the shares subject to the option or portion thereof being exercised. The optionee is entitled to elect to pay all or a portion of the aggregate exercise price by having shares of Common Stock having a fair market value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer under certain circumstances. In addition, upon the exercise of any option granted under the Option Plan, the Company, in its discretion, may make financing available to the optionee for the purchase of shares of Common Stock subject to the option on such terms as the Compensation Committee shall approve. An option may not be exercised except (i) by the optionee, (ii) by a person who has obtained the optionee's rights under the option by will or under the laws of descent and distribution, or (iii) by a permitted transferee as contemplated by the Option Plan.

         THE BOARD URGES STOCKHOLDERS TO VOTE "FOR" THIS PROPOSAL Unless Marked to the Contrary, Proxies Will Be Voted For Approval


                                PROPOSAL  THREE
      TO APPROVE AMPER, POLITZINER & MATTIA AS THE COMPANY'S INDEPENDENT
                  PUBLIC  ACCOUNTANTS  FOR  THE  YEAR  2003

     Amper, Politziner & Mattia, independent certified public accountants, has been selected by the Board of Directors as the Company's independent auditor for the current fiscal year. A representative of Amper, Politziner & Mattia is expected to be present at the Annual Meeting, and will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

      THE  BOARD  URGES  STOCKHOLDERS  TO  VOTE  "FOR"  THIS  PROPOSAL
  Unless  Marked  to  the  Contrary,  Proxies  Will  Be Voted "For" Approval.



On January 15, 2003, the Board of Directors made a determination not to engage Civale, Silvestri, Alfieri, Martin & Higgins, LLC ("Civale") as the Company's independent public accountants and engaged Amper, Politziner & Mattia ("Amper") to serve as the Company's independent public accountants for fiscal year 2002.

The reports of Civale on our financial statements for the past two fiscal years did not contain any adverse opinion, disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles, except that Civales' reports on our financial statements for the past two fiscal years did contain a modification as to the uncertainty of our ability to continue as a going concern.

In connection with its audits for the two most recent fiscal years and through January 15, 2003, there have been no disagreements with Civale on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Civale would have caused them to make reference thereto in their report on the financial statements for such years. Additionally, during such periods there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended).

During the fiscal years ended December 31, 2001 and December 31, 2000 and through January 15, 2003, the Company did not consult Amper with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


MANAGEMENT

     The following table sets forth the names, ages and positions of the executive officers and directors of the Company as of April 1, 2003. Their respective backgrounds are described following the table:

NAME                     AGE         POSITION  WITH  THE  COMPANY
----                    -----        ----------------------------------------

Quentin  T. Kelly        68          Chairman of the Board and Chief Executive
                                     Officer
Joseph  Cygler           68          Director
Rolf  Frauenfelder       37          Director
Dr.  Davinder  Sethi     53          Director
Lange  Schermerhorn      63          Director
Dr.  Anand  Rangarajan   53          Executive  Vice  President
Peter  I.  Ferguson      60          Vice President
Terri  Lyn  Harris       36          Vice President-Controller-Secretary

     Quentin T. Kelly founded WorldWater, Inc. in 1984 as a consulting and R&D company and has been Chairman and CEO since then. Mr. Kelly was previously Director of Information Services and Assistant to the President of Westinghouse Electric Corporation from 1965 to 1971 and subsequently became President of Kelly-Jordan Enterprises, Inc., a leisure products company from 1971 to 1975, and then President of Pressurized Products, Inc., manufacturers and international marketers of specialized water systems and products, from 1976 to 1984. Mr. Kelly is an alumnus of Kenyon College and holds three U.S. patents relating to water systems. He has many years' experience in international business relating to water and power needs in the developing world. He has worked on water supply and solar power projects with governments and several of the international assistance agencies (USAID, UNDP and UNICEF) and more than a dozen governments and private contractors throughout the world.

Joseph Cygler has been a Director of the Company since January 1997, and a former Vice President of Marketing and Executive Vice-President. He has been Chief Executive Officer of the CE&O Group, an organization assisting companies in operations management, since 1986. Previously he was an executive at Kepner-Tregoe, Inc., an international business consulting firm, from 1976 to 1986, an executive with Honeywell Information Systems from 1964 to 1976, and a marketing representative with International Business Machines from 1961 to 1964. Mr. Cygler has a BS in Engineering from the U.S. Military Academy at West Point.

     Rolf Frauenfelder has served as a Director since 1999. He is the President of SparWohl Frauenfelder, an asset management company, based in Switzerland, principal investors in the Company. He is a graduate in Economics of Zurich University with an emphasis in Environmental Economics.

Dr. Davinder Sethi has served as a Director since 2000. He is currently an independent advisor and investor in the fields of information technologies and finance, with experience spanning academia, research, business and investment banking. Previously, he served as Director and Senior Advisor to Barclays de Zoete Wedd, advising major global providers of information technologies to develop and execute corporate development opportunities. Prior to Barclays de Zoete Wedd, Dr. Sethi spent seven years at Bell Laboratories in operation research and communications network planning and seven years in corporate finance at AT&T. He holds a Ph.D. and M.S. in Operations Research, Economics and Statistics from the University of California, Berkeley, and is a graduate of the Executive Management Program from Penn State University.

Lange Schermerhorn has served as a Director since 2001. She is a retired U.S. Ambassador to Djibouti, is an economist who has spent 30 years in the Foreign Service and has covered the globe as a senior foreign officer in such places as Brussels, where she was Deputy Chief of Mission, with specific emphasis on economics relating to NATO and EU. She has also had significant Foreign Service experience in Sri Lanka, Vietnam, Tehran, London and Washington D.C. Ms. Schermerhorn's education and related experience include Mt. Holyoke College (B.A. 1961), Harvard Business School, and National War College.

Dr. Anand Rangarajan, Executive Vice President, is a solar and water pump specialist. He has 20 years experience in all aspects of the solar electric business and has pioneered the development of several proprietary solar water pumping systems, products and markets. His systems have been installed in over 20 countries. He holds his Ph.D. in Engineering from University of Wisconsin.

Peter I. Ferguson, Vice President of Administration, joined WorldWater in 1989. He previously served as a vice president and general management executive and accountant for companies in New York and New Jersey. He graduated from Rutgers University in accounting and management.

     Terri Lyn Harris, Vice President-Controller, joined WorldWater in 1999 after 3 years of consulting to the Company. She spent the previous 10 years as the Controller for a publicly traded international manufacturing company. Ms. Harris graduated from Ursinus College with a degree in Economics and holds an MBA from Rider University.

MEETING  ATTENDANCE

     The business of the Company is managed under the direction of the Board. The Board meets during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. The Board held three meetings and acted by unanimous written consent four times during the fiscal year ended December 31, 2002. All of the Directors attended the meetings held during the year.

COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

The Board of Directors has a standing Audit Committee and a standing Compensation Committee. The Audit Committee met two times and the Compensation Committee met three times during the fiscal year ended December 31, 2002.

Messrs. Cygler and Sethi comprise the Audit Committee. The Audit Committee operates under a formal written charter. A copy of the Audit Committee's report and charter is attached to this Proxy Statement as APPENDIX A.

Messrs. Cygler and Sethi comprise the Compensation Committee. The Compensation Committee makes recommendations to the Board regarding the executive and employee compensation programs of our company. A copy of the Compensation Committee's report is attached to this Proxy Statement as APPENDIX B.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth the number and percentage of the shares of the registrant's Common stock owned as of December 31, 2002 by all persons known to the registrant who own more than 5% of the outstanding number of such shares, by all directors of the registrant, and by all officers and directors of the registrant as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.



Name  and  Address  of                       Number of Shares          Percent
Beneficial Owner(1)                        Beneficially Owned (1)      of Class
--------------------------------------     ----------------------      --------

Millennium  3  Opportunity  Fund,  LLC          5,952,430(2)             10.8%
Becker  Farm  Road,  Roseland
New  Jersey  07068

David  K.  Lifschultz                           4,141,668(3)              8.2%
641  West  59th  Street
New  York,  New  York  10019

Quentin  T.  Kelly                              3,910,000(4)              7.7%
Pennington  Business  Park
55  Route  31  South
Pennington,  New  Jersey  08534

Kuekenhof  Partners  L.P.  and
Kuekenhof  Equity  Fund  L.P.                   3,334,000(5)              6.7%
22  Church  Street,  Suite  5,
Ramsey,  New  Jersey  07446

Joseph  Cygler                                    734,300(6)              1.5%
Pennington  Business  Park
55  Route  31  South
Pennington,  New  Jersey  08534

Rolf  Frauenfelder                                587,713(7)                *%
Pennington  Business  Park
55  Route  31  South
Pennington,  New  Jersey  08534

Dr.  Davinder  Sethi                              250,000(8)                *%
Pennington  Business  Park
55  Route  31  South
Pennington,  New  Jersey  08534

Lange  Schermerhorn                               150,000(9)                *%
Pennington  Business  Park
55  Route  31  South
Pennington,  New  Jersey  08534

All  Directors  and  Officers
as  a  group  (8  persons)                      6,756,763                 12.9%
*Less  than  1%

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock that such person has the right to acquire within 60 days of December 31, 2002. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within such a date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except community property laws, the Company believes based on information supplied by such persons, that the persons named in this table have sole voting and investment power with respect to all shares of Common Stock which they beneficially own.

(2) This amount includes 3,571,430 shares issuable upon the conversion of $500,000 of convertible note and 2,381,000shares of common stock issuable upon the conversion of warrants outstanding as of December 31, 2002. Udi Toledano and Fred S. Fraenkel share voting and investment control over all securities owned by Millennium. The interest of each of Toledano and Fraenkel in the securities beneficially owned by Millennium is limited to the extent of his pecuniary interest in Millennium.

(3) This amount includes 1,075,000 shares issuable upon the conversion of warrants outstanding as of December 31, 2002.

(4) This amount includes 866,060 shares owned by his wife, CFK Limited Partnership and QTK Limited Partnership which were formed for the benefit of Mr. Kelly's children, and options to purchase 1,430,000 shares outstanding as of December 31, 2002.

(5) This amount includes 499,000 shares issuable upon the conversion of warrants outstanding as of December 31, 2002.

(6) This amount includes options to purchase 134,300 shares outstanding as of December 31, 2002.

(7) This amount includes options to purchase 100,000 shares outstanding as of December 31, 2002.

(8) This amount represents options to purchase 250,000 shares outstanding as of December 31, 2002.

(9) This amount represents options to purchase 150,000 shares outstanding as of December 31, 2002.


SECTION  16(a)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Exchange Act of 1934, as amended (the "EXCHANGE ACT"), requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "REPORTING PERSONS") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. The Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended
December  31,  2002  were  made  on  a  timely  basis.

EXECUTIVE  COMPENSATION  AND  OTHER  INFORMATION

SUMMARY  COMPENSATION  TABLE

     The following table sets forth information with respect to the compensation paid by the Company to its chief executive officer and to each other executive officer of the Company who received at least $100,000 in salary and bonus during 2002 (the "NAMED EXECUTIVE OFFICERS").

                                                  LONG TERM
                                                 COMPENSATION
                   ANNUAL  COMPENSATION(1)         AWARDS
                   -----------------------       ------------
                                                 SECURITIES
NAME  AND             FISCAL                     UNDERLYING      ALL OTHER
PRINCIPAL  POSITION   YEAR      SALARY   BONUS   OPTIONS  (#)   COMPENSATION
                      ----      ------   -----   ------------   ------------
Quentin T. Kelly,     2002     $32,000    $0     1,310,000          $0
Chairman & Chief
Executive Officer

     (1) The Compensation described in this table does not include medical insurance and other benefits which are available generally to all employees of WorldWater and certain perquisites and other personal benefits, the value of which did not exceed the lesser of $50,000 or 10% of the executive officer's compensation in the table.

EQUITY  COMPENSATION  PLAN  INFORMATION

The following table contains information regarding the Company's Equity Compensation Plans as of December 31, 2002:


PLAN CATEGORY                                   (A)                          (B)                             (C)
                                     NUMBER OF SECURITIES TO BE        WEIGHTED AVERAGE          NUMBER OF SECURITIES REMAINING
                                       ISSUED UPON EXERCISE OF         EXERCISE PRICE OF          AVAILABLE FOR FUTURE ISSUANCE
                                        OUTSTANDING WARRANTS,        OUTSTANDING WARRANTS,       UNDER EQUITY COMPENSATION PLANS
                                         OPTIONS AND RIGHTS           OPTIONS AND RIGHTS         (EXCLUDING SECURITIES REFLECTED
                                                                                                         IN COLUMN (A))
Equity compensation plans
approved by security holders (1)              5,742,371                      $ 0.25                       1,257,629

Equity compensation plans
not approved by security holders                  --                             --                              --

Total                                         5,742,371                      $ 0.25                       1,257,629

(1) The approved plan is the Amended 1999 WorldWater Corp. Incentive Stock Option Plan.


DIRECTOR  COMPENSATION

     The Company does not pay its non-employee directors although they are entitled to receive 50,000 shares of our common stock for each year of service on the Board of Directors.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     Included in notes payable and long-term debt in December 31, 2002 and 2001, are amounts payable to employees and directors as follows:

                                       2002          2001
                                    ---------      ---------

       Directors                    $   3,000      $   3,000
       Employees                    $  99,000*     $  78,500
                                   -----------    -----------
                   Total            $ 102,000      $  81,500
                                   ==========      =========

* $72,500 payable to Peter Ferguson, a Vice President of the Company. The notes payable accrue interest at 10% per annum and have no maturity date.

     The Company leased office and laboratory facilities from the Chairman of the Company on a month to month basis. Lease payments to the Chairman were $33,000 for 2002 and $30,000 in 2001.


INDEPENDENT  PUBLIC  ACCOUNTANTS

Audit  Fees

     The aggregate fees billed to date for professional services rendered for the audit of the annual financial statements for the year ended December 31, 2002 total $45,000 and $6,250 for the reviews of the financial statements included in the Forms 10-QSB for the 2002 fiscal year. The Company did not incur audit-related fees, tax fees or other fees with respect to 2002.


STOCKHOLDER  PROPOSALS

     A proper proposal submitted by a stockholder in accordance with applicable rules and regulations for presentation at the Company's next annual meeting that is received at the Company's principal executive office by December 31, 2003 will be included in the Company's proxy statement and form of proxy for that meeting.

PERSONS  MAKING  THE  SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be paid by the Company. Officers of the Company may solicit proxies by mail, telephone or telegraph. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the Common Stock.

OTHER  MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

FINANCIAL  STATEMENTS

     The consolidated balance sheet of the Company as of December 31, 2002, and the related consolidated statements of operations, stockholders' deficiency, and cash flows for the year ended December 31, 2002 contained in the Company's Annual Report on Form 10-KSB, the Management's Discussion and Analysis or Plan of Operation contained in such Annual Report, and the Changes in and Disagreements with Accountants on Accounting and Financial Disclosure in such Annual Report are incorporated by reference in this Proxy Statement. The remainder of the Annual Report does not constitute a part of the proxy solicitation material.


           THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF TERRI LYN
HARRIS, WORLDWATER CORP., PENNINGTON BUSINESS PARK, 55 ROUTE 31 SOUTH, PENNINGTON, NEW JERSEY 08534.

                                      By  Order  of  the  Board  of  Directors,



                                        /s/  Quentin  T.  Kelly
                                        --------------------------------------
                                        QUENTIN T. KELLY,
                                        Chairman and Chief Executive Officer
April  28,  2003

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                WORLDWATER CORP.

-     PURPOSE

     The primary purpose of the Audit Committee (the "COMMITTEE") is to assist the Board of Directors ("BOARD") in fulfilling its responsibilities to oversee management's conduct of the Company's financial reporting process, including oversight of the following:

1. The financial reports and other financial information provided by the Company to any governmental or regulatory body, and the public or others.
2.     The  Company's system of internal accounting and financial controls.
3.     The  annual  independent  audit  of  the  Company's  financial statement.
4. The Company's interim financial statements and communications associated with this information.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have full and direct access to the independent auditors as well as anyone in the Company. The Board and the Audit Committee are to represent the Company's stockholders. Accordingly, the independent auditors are accountable to the Board and the Audit Committee.

-     MEMBERSHIP

     The Committee shall be comprised of not less than two members of the Board. The members will be appointed annually by the Board. Only independent directors will serve on the Committee. An independent director is free of any relationship that could influence his or her judgment as a Committee member. An independent director may not be associated with a major vendor to, or customer of, the Company.

     All members of the Committee must be financially literate or become so within a reasonable period of time after appointment to the Committee. In addition, at least one member will have accounting or related financial management expertise.

-     GENERAL  RESPONSIBILITIES

     In performing its oversight responsibilities, the Committee shall do the following:

1. The Committee provides open avenues of communication between the independent accountant and the Board of Directors.
2. The Committee must report Committee actions to the full Board of Directors and may make appropriate recommendations.

3. The Committee has the power to conduct or authorize investigations into matters within the Committee's scope of responsibilities. The Committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

4. The Committee meets in conjunction with each regularly schedule meeting of the Board of Directors, or more frequently as circumstances require.

5. The Committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

6. The Committee will do whatever else the law, the Company's charter or bylaws or the Board of Directors require.

-     KEY  RESPONSIBILITIES  FOR  ENGAGING  INDEPENDENT  ACCOUNTANTS

1. The Committee will select the independent accountants for company audits, subject to approval by the Board of Directors. The Committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

2. The Committee will confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them.

3. The Committee will consider, in consultation with the independent accountant the audit scope and procedural plans made by them.

4. The Committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The Committee will decide whether to engage an additional firm and, if so, which one.

5. Review with the independent accountants all communications required by appropriate regulatory entities.

- RESPONSIBILITIES FOR REVIEWING THE ANNUAL EXTERNAL AUDIT AND THE QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

1. The Committee will ascertain that the independent accountant views the Board of Directors as its client, that it will be available to the full Board of Directors at least annually and that it will provide the Committee with a timely analysis of significant financial reporting issues.

2. The Committee will ask management and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

3. The Committee will review the following with the independent accountant:

     a. The adequacy of the Company's internal controls, including computerized information system controls and security.

     b. Any significant findings and recommendations made by the independent accountant with management's responses to them.

4. Shortly after the annual examination is completed, the Committee will review the following with management and the independent accountant:

     a.     The Company's annual financial statements and  related  footnotes.

     b. The independent accountant's audit of and report on the financial statements.

     c. The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

     d. Any serious difficulties or disputes with management encountered during the course of the audit.

     e. Anything else about the audit procedures of findings that GAAS requires the auditors to discuss with the Committee.

5. The Committee will review annual filings with the SEC and other published documents containing the company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

6. The Committee will review the interim financial reports with management and the independent accountant before those interim reports are released to the public or filed with the SEC or other regulators.

-     BUSINESS  CONDUCT

1.     Review  and  update  the  Committee's  charter  annually.

2. Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets and consider the results of any review of those areas by the independent accountant.

3. Review with the Company's general counsel and others any legal, tax, or regulatory matters that may have a material effect on the organization's operational or financial statements, compliance policies and programs and reports from regulators.

4.     Meet with the independent accountant and management in separate executive
sessions   to discuss any matters that these groups believes should be discussed privately  with  the  Committee.

5. Review transactions with the Company in which the Directors or Officers of the Company have an interest.

The Audit Committee serves in an oversight capacity and as such does not determine or provide opinions on the completeness, accuracy or adherence to generally accepted accounting principles of the Company's financial statements.



                        AUDIT COMMITTEE'S REPORT FOR 2002

The Audit Committee of the Board of Directors, comprised of two independent directors, held two meetings during the year. The Audit Committee met with the independent public accountants and management to assure that all were carrying out their respective responsibilities. The Committee reviewed the performance and fees of the independent public accountants prior to recommending their appointment, and met with them to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of the financial reporting.

The Committee discussed with the independent public accountants their judgments regarding the quality and acceptability of the Company's accounting principles, the clarity of its disclosures and the degree of aggressiveness or conservatism of its accounting principles and the underlying estimates. The Committee discussed with and received a letter from the independent public accountants confirming their independence. The independent public accountant had full access to the Committee, including regular meetings without management present. Additionally, the Committee reviewed and discussed the audited financial statements with management and recommended to the Board of Directors that these financial statements be included in the Company's Form 10-KSB filing with the Securities and Exchange Commission.

The foregoing audit committee report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any past or future filing under the securities act or the exchange act, except to the extent the company specifically incorporates it by reference into such filing.

                                   AUDIT  COMMITTEE

                                   Dr.  Davinder  Sethi
                                   Joseph  Cygler

                                   APPENDIX B

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

The compensation of our executive officers is determined by the compensation committee of our board of directors on an annual basis. Our compensation committee considers all elements of compensation in making its determinations. With respect to those executive officers who do not serve on our board of directors, our compensation committee also considers the recommendations of our chairman of the board and chief executive officer. The principal elements of compensation for our executive officers are base salary, cash bonuses and stock incentives and stock options.

Base Salary. The base salary of our chairman of the board and chief executive officer during 2002 (Quentin T. Kelly) was established at $150,000 per year under an employment agreement effective as of January 1, 2002. Mr. Kelly's employment agreement was amended on July 1, 2002 to provide that, of the $150,000 annual salary described in his employment agreement, $25,200 will be paid on a current basis and the balance will be deferred until we generate cash flow sufficient to pay the accrued amounts. During 2002, Mr. Kelly received $32,000 in aggregate base salary.

Stock Options. The July 1, 2002 amendment to Mr. Kelly's employment agreement also provides for the grant to Mr. Kelly of options to purchase 1,190,000 shares of our Common Stock at an exercise price of $0.15 per share. Under the terms of a Restricted Stock Agreement dated July 1, 2002, Mr. Kelly is entitled to receive 1,000,000 shares of our Common Stock, 20% of which will vest annually commencing on July 1, 2003. Mr. Kelly will forfeit any unvested shares in the event his employment or his position as a Director is terminated.

We have previously relied and intend to continue to rely heavily on stock options to provide incentive compensation to our executive officers and other key employees and to align their interests with those of our stockholders. In that regard, stock options were granted to all of our officers (other than the chief executive officer) during the year. All of these options are exercisable at fair market value.

                                  SUBMITTED BY

                             COMPENSATION COMMITTEE

                        Davinder Sethi and Joseph Cygler

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

                                   EXHIBIT "A"


                                WORLDWATER CORP.
                       SECOND AMENDMENT AND RESTATEMENT OF
                       -----------------------------------
                        1999 INCENTIVE STOCK OPTION PLAN,
                        ---------------------------------


                                    ARTICLE I
                      Establishment, Purpose, and Duration

     1.1 Establishment of the Plan. WorldWater Corp., a Nevada corporation (the "COMPANY"), hereby establishes an incentive compensation plan for the Company and its subsidiaries to be known as the "Second Amendment and Restatement of 1999 Incentive Stock Plan", as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options, Non-qualified Stock Options and Restricted Stock.

     The Plan was adopted by the Board of Directors of the Company on April 30, 1999, and became effective on June 17, 1999 (the "EFFECTIVE DATE"). The Plan was amended in June 2001.

     1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its subsidiaries by providing incentives to Key Employees that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company including its subsidiaries, in its ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

     1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article XI herein, until June 16, 2009, at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.

                                   ARTICLE II
                                   ----------
                                   Definitions
                                   -----------

     2.1 Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

          a. "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          b. "Agreement" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

          c. "Award" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Non-qualified Stock Options and Restricted Stock.

          d. "Award Date" or "Grant Date" means the date on which an Award is made by the Committee under this Plan.

          e. "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

          f. "Board" or "Board of Directors" means the Board of Directors of the Company, unless otherwise indicated.

          g. "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

               (i) any Person (other than the Company, any Subsidiary, a trustee or other fiduciary holding securities under any employee benefit plan of the Company, or its Subsidiaries), who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or (ii) if, at any time after the Effective Date, the composition of the Board of Directors of the Company shall change such that a majority of the Board of the Company shall no longer consist of Continuing Directors; or (iii) if at any time, (1) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (2) any Person shall consolidate with or merge with the Company, and the Company shall be the continuing or surviving corporation and, in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (3) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a subsidiary of any other Person, or (4) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

          h. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          i. "Committee" means the Board of Directors of the Company or committee established by the Board to administer the Plan pursuant to Article III herein, all of the members of which shall be "non-employee directors" as defined in Rule 16b-3, as amended, under the Exchange Act or any similar or successor rule. There shall be no fewer than two, nor more than five, members on the Committee. Unless otherwise determined by the Board of Directors of the Company, the Compensation Committee shall constitute the Committee.

          j. "Company" means WorldWater Corp., or any successor thereto as provided in Article XIII herein.

          k. "Continuing Director" means an individual who was a member of the Board of Directors of the Company on the Effective Date or whose subsequent nomination for election or re-election to the Board of Directors of the Company was recommended or approved by the affirmative vote of two-thirds of the Continuing Directors then in office.

          l. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          m. "Fair Market Value" of a Share means the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

          n. "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422A of the Code.

          o. "Key Employee" means an officer or other key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

          p. "Non-qualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article VI herein, which is not intended to be an Incentive Stock Option.

          q. "Option" means an Incentive Stock Option or a Non-qualified Stock Option.

          r. "Participant" means a Key Employee who is granted an Award under the Plan.

          s. "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Article VIII herein.

          t.     "Person"  shall  have  the  meaning  ascribed  to  such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

          u. "Plan" means the Amended WorldWater Corp. 1999 Incentive Stock Plan, as described and as hereafter from time to time amended.

          v. "Related Option" means an Option with respect to which a Stock Appreciation Right has been granted.

          w. "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article VII herein.

          x.     "Stock"  or  "Shares"  means  the  common stock of the Company.

          y. "Subsidiary" shall mean a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.



                                   ARTICLE III
                                   -----------
                                 Administration
                                 --------------

     3.1 The Committee. Except as otherwise reserved for consideration and approval by the Board of Directors, the Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration.

          (a) Subject to the provisions of the Plan, the Committee shall have the following plenary powers: (i) to establish, amend or waive rules or regulations for the Plan's administration; (ii) except in those instances in which a dispute arises, to construe and interpret the Agreements and the Plan; and (iii) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

          (b) (1) Subject to the provisions of the Plan, the Committee shall have the following qualified powers that shall be subject to approval, amendment and modification by the Board of Directors: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan in the event of a dispute between the Participant and the Committee; and (iv) to accelerate the exercisability of any Award or the termination of any Period of Restriction.

               (2) In approving the Committee's determinations or other recommendations under (b)(1), the Board of Directors may make such amendments, modifications or qualifications as it deems in the best interest of the Company, and the Board shall provide specific instructions to the Committee for implementation of the same.

               (3) In its sole discretion, the Board of Directors may waive by resolution one or more of its approval rights under (b)(1) and authorize the Committee to proceed without seeking further approvals either on a case by case basis or permanently until further notice from the Board. Such waiver shall be communicated in writing to the Committee which shall maintain a permanent record of such waiver(s).

          (c) The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee, except as otherwise stated in paragraph 3.1(b).

     3.2 Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees as may be selected by it. Each Award shall be evidenced by an Agreement.

     3.3 Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

     3.4 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act.

     3.5 Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

     3.6 Certain Determinations. In connection with the Committee's good faith determination of "Fair Market Value" as required herein, the Committee may, as guidance, take into consideration the book value of the Common Stock of the Company, the relationship between the traded price and book value of shares for financial institutions of similar size and similar operating results to the Company and its subsidiary bank, any reasonably recent trades of the Common Stock of the Company brought to the attention of the Committee and such additional relevant information as the Committee in its judgment deems necessary. In its sole discretion, the Committee may, but is not obligated to, consult with and/or engage an investment banker or other appropriate advisor to advise the Committee in connection with its good faith determination of "Fair Market Value" herein.

                                   ARTICLE IV
                            Stock Subject to the Plan

     4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 10,000,000. No more than one-third of the aggregate number of such Shares shall be issued in connection with Restricted Stock Awards. Except as provided in Sections 4.2 herein, the issuance of Shares in connection with the exercise of, or as other payment for Awards, under the Plan shall reduce the number of Shares available for future Awards under the Plan.

     4.2 Lapsed Awards or Forfeited Shares. If any Award granted under this Plan (for which no material benefits of ownership have been received, including dividends) terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards (for which no material benefits of ownership have been received, including dividends) are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

     4.3 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.


                                    ARTICLE V
                                   Eligibility

     Persons eligible to participate in the Plan include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Employees, and directors and consultants.

                                   ARTICLE VI
                                  Stock Options

     6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422A of the Code and rules and regulation thereunder.

     6.2 Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422A of the Code, or Nonqualified Stock Option not intended to be within the provisions of Section 422A of the Code.

     6.3 Option Price. The exercise price per share of Stock covered by an Option ("OPTION PRICE") shall be determined by the Committee subject to the following limitations. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date. An ISO granted to an employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock.

     6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its Award Date.

     6.5 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants. No Option, however, shall be exercisable until the expiration of at least six months after the Award Date, except that such limitation shall not apply in the case of death or disability of the Participant.

     6.6 Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price shall be payable to the Company in full either in cash, by delivery of Shares of Stock valued at Fair Market Value at the time of exercise, delivery of a promissory note (in the Committee's discretion) or by a combination of the foregoing. As soon as practicable, after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name. No Participant who is awarded Options shall have rights as a shareholder until the date of exercise of the Options.

     6.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities law, under the requirements of the National Association of Securities Dealers, Inc. or any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

     6.8 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

                                   ARTICLE VII
                                Restricted Stock

     7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

     7.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

     7.3 Transferability. Except as provided in this Article VII and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. No shares of Restricted Stock shall be sold until the expiration of at least six months after the Award Date, except that such limitation shall not apply in the case of death or disability of the Participant. All rights with respect to the Restricted
Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

     7.4 Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

     7.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7.4 herein, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

     "The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the 1999 Incentive Stock Plan of WorldWater Corp., in the rules and administrative procedures adopted pursuant to such Plan, and in an Agreement dated June 16, 1999. A copy of the Plan, such rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of WorldWater Corp."

     7.6 Removal of Restrictions. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section  7.5  herein  removed  from  his  Stock  certificate.

     7.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

     7.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were distributed.

     7.9 Termination of Employment Due to Retirement. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company or one of its Subsidiaries because of normal retirement (as defined in the rules of the Company in effect at the time), any remaining Period of Restriction applicable to the Restricted Stock Shares pursuant to Section 7.3 herein shall automatically terminate and, except as otherwise provided in Section 7.4 herein the Shares of Restricted Stock shall thereby be free of restrictions and freely transferable. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company because of early retirement (as defined in the rules of the Company in effect at the time), the Committee, in its sole discretion, may waive the restrictions remaining on any or all Shares of Restricted Stock pursuant to Section 7.3 herein and add such new restrictions to those Shares of Restricted Stock as it deems appropriate.

     7.10 Termination of Employment Due to Death or Disability. In the event a Participant's employment is terminated because of death or disability during the Period of Restriction, any remaining Period of Restriction applicable to the Restricted Stock pursuant to Section 7.3 herein shall automatically terminate and, except as otherwise provided in Section 7.4 herein the shares of Restricted Stock shall thereby be free of restrictions and fully transferable.

     7.11 Termination of Employment for Other Reasons. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company for any reason other than for death, disability, or retirement, as set forth in Sections 7.9 and 7.10 herein, during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company.

                                  ARTICLE VIII
                                Change in Control

     In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

                                   ARTICLE IX
                 Modification, Extension and Renewals of Awards

     Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards, or, if authorized by the Board, accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may specify a lower exercise price than the surrendered Awards, a longer term than the surrendered Awards or may contain any other provisions that are authorized by the Plan. The Committee may also modify the terms of any outstanding Agreement. Notwithstanding the foregoing, however, no modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

                                    ARTICLE X
               Amendment, Modification and Termination of the Plan

     10.1 Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

     10.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                                   ARTICLE XI
                                   Withholding

     11.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

     11.2 Stock Withholding. With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other similar taxable event, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

                                   ARTICLE XII
                                   Successors

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                                  ARTICLE XIII
                                     General

     13.1 Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self regulatory organizations (i.e. exchanges) as may be required.

     13.2 Effect of Plan. The establishment of the Plan shall not confer upon any Key Employee any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Key Employee, nor is it a contract between the Company or any of its Subsidiaries and any Key Employee. Participation in the Plan shall not give any Key Employee any right to be retained in the service of the Company or any of its Subsidiaries.
     13.3 Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

     13.4 Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with and governed by the laws of the State of Nevada and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422A of the Code.

     13.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                              [FRONT OF PROXY CARD]


WORLDWATER  CORP.
BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS AT 2:30 P.M., WEDNESDAY, JUNE 18, 2003

     The undersigned stockholder of WorldWater Corp. (the "COMPANY") hereby appoints Quentin T. Kelly and Terri Lyn Harris, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof:

1.     TO APPROVE THE RE-ELECTION OF THE FOLLOWING NOMINEE FOR CLASS 3 DIRECTOR:
       QUENTIN  T.  KELLY

[  ]    FOR  the  nominee listed above      [  ]  AGAINST the nominee listed
                                                  above


2.     TO APPROVE THE RE-ELECTION OF THE FOLLOWING NOMINEE FOR CLASS 3 DIRECTOR:
       JOSEPH  CYGLER

[  ]    FOR  the  nominee listed above      [  ]  AGAINST the nominee listed
                                                  above


3. TO APPROVE THE PROPOSED AMENDMENT OF THE AMENDED 1999 WORLDWATER CORP. INCENTIVE STOCK OPTION PLAN:

[   ]  FOR               [   ]  AGAINST               [   ]  ABSTAIN


4. TO APPROVE THE PROPOSED SELECTION OF AMPER, POLITZINER & MATTIA AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR 2003.

[   ]  FOR               [   ]  AGAINST               [   ]  ABSTAIN


5. ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING; HEREBY REVOKING ANY PROXY OR PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED.

[   ]  FOR               [   ]  AGAINST               [   ]  ABSTAIN



                        (Please sign on the reverse side)

                              [BACK OF PROXY CARD]

                          (Continued from reverse side)

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1), (2), (3) or (4) THIS PROXY WILL BE VOTED "FOR" SUCH ITEMS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (5). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company's Notice of Meeting and Proxy Statement, dated on or about April 29, 2003, is hereby acknowledged.


Dated:     ______________________________,  2003

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     (Signature  of  Stockholder(s))

(Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)

                        PLEASE SIGN, DATE AND MAIL TODAY.